May 17, 2021

SUMMARY PROSPECTUS

Strategy Shares Gold-Hedged Bond ETF

Cboe Ticker: GLDB

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://strategysharesetfs.com/literature-forms/. You can also get this information at no cost by calling (855) 4SS-ETFS or (855) 477-3837, emailing info@strategysharesetfs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 17, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – STRATEGY SHARES GOLD-HEDGED BOND ETF

Investment Objective: The Fund’s investment objective is to seek investment results that correlate, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index (the “Index”).

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.79%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Operating Expenses	0.79%
(1)	The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.
(2)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund seeks to track the performance of the Index. The Index is designed to provide broad exposure to the U.S. dollar-denominated investment grade corporate bond sector while at the same time mitigating or “hedging” against U.S. dollar currency risk through the implementation of a gold inflation hedge. The Index provides investment exposure to gold that approximately equals the investment exposure to the corporate bonds comprising the Index and, in doing so, attempts to provide investment exposure to U.S. dollar-denominated corporate bond investments as if such bonds were denominated in gold. The Fund cannot invest in the Index, but attempts to track the performance of the Index by investing in the underlying constituents that comprise the Index Components and by investing in securities that seek to maximize correlation with the Index Components as described below.

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The Fund’s investment strategy is premised on the proposition that an investment in gold can potentially provide a hedge against inflation for a bond investment. Historically, the price of gold has generally risen when inflation was eroding the value of the U.S. dollar’s purchasing power. Notwithstanding the foregoing, there is no guarantee that the price of gold will move as expected relative to the U.S. dollar, nor is there any guarantee that gold will act as an effective inflation hedge. It is possible that the prices of gold and investment grade corporate bonds may decline at the same time, resulting in a significant decline in the value of the Index.

About the Index

The Index seeks to provide 100% exposure to the U.S. dollar-denominated investment grade corporate bond sector (the “Bond Component”) plus a gold inflation hedge with a notional value designed to correspond to the value of the Bond Component, with such notional value reset on a monthly basis (the “Gold Hedge Component”). The Index is rebalanced on the last business day of each month. The Index is intended to have higher returns than an unhedged investment in an equivalent portfolio of corporate bonds in environments where declines in the U.S. dollar correspond to a rise in the price of gold. Conversely, the Index is expected to have lower returns than an unhedged investment in an equivalent portfolio of corporate bonds in environments where increases in the U.S. dollar correspond to a decrease in the price of gold.

The Index, Bond Index, and Gold Hedge Index are owned, calculated, administered and published by Solactive AG (the “Index Provider”). The Index Provider is not affiliated with the Fund or the Advisor.

Bond Component: The Bond Component is represented by the Solactive USD Investment Grade Corporate Index (the “Bond Index”). The Bond Index aims to mirror the performance of investment grade corporate bonds issued in U.S. dollars. The Bond Index is composed of U.S. dollar-denominated, domestic and foreign (including emerging market) corporate debt securities. Corporate debt securities that the Bond Index may hold include “Rule 144A” securities, which are subject to resale restrictions. All constituents of the Bond Index at the time of rebalance must have at least $400 million outstanding, a remaining time to maturity of at least 18 months, and be rated no lower than investment grade (at least BBB- / Baa3) by both Standard & Poor’s and Moody’s. While the Bond Index does not focus on particular economic sectors, industries or group of industries, it may from time to time concentrate its holdings in certain sectors or industries. As of the date of this Prospectus, the Bond Index was concentrated in the financial sector and was not concentrated in any one industry.

The Bond Index constituents are weighted according to their respective market values in proportion to the aggregated market value of all constituents in the Bond Index Component. As of the date of this Prospectus, the Bond Index Component is composed of approximately 1600 constituent companies. The Index is rebalanced on the last business day of each month.

Gold Hedge Component: The Gold Hedge Component is represented by the Solactive Gold Front Month MD Rolling Futures Index ER (the “Gold Hedge Index”). The Gold Hedge Index tracks the performance of the near month gold futures contracts listed on the Chicago Mercantile Exchange. The near month gold future is the futures contract that is closest to expiration. As the futures contracts approach their expiration dates, they are replaced by similar contracts that have a later expiration. This process is referred to as “rolling.”

Fund Replication of the Index

The Fund uses a representative sampling strategy and total return swaps to replicate the performance of the Bond Index. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) directly, or indirectly through total return swaps, in bonds. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The Fund may or may not hold all of the securities that comprise

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the Bond Index and may not track the Bond Index with the same degree of accuracy as would an investment vehicle replicating the entire Bond Index. The Fund may invest in securities that are not included in the Bond Index when Rational Advisors, Inc., the Fund’s investment advisor (the “Advisor”) believes investing in such securities would help the Fund track the Bond Index. The bond portion of the Fund’s portfolio is expected to have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to the securities that comprise the Bond Index. The Advisor primarily focuses on duration, yield, sector, and liquidity to determine investments. In addition to direct investments in bonds, the Fund will invest in total return swap contracts that seek to track the performance of the Bond Index in order to achieve a cumulative 100% notional exposure to the Bond Index.

The Fund seeks to gain exposure to the Gold Hedge Index by investing in total return swaps on one or more underlying pools that invest directly or indirectly in gold and/or in futures contracts on gold. Such investments will be made indirectly through the Fund’s Subsidiary (as described below). To the extent that the Fund invests in gold futures, the contracts used will be the same as the contracts in the Gold Hedge Index. The Fund’s investments in rolling futures contracts may be subject to additional costs related to contract rolling. Further dated futures contracts may have higher prices than nearer months due to factors including, but not limited to, seasonality, storage costs, and insurance costs. If the market for further-dated contracts is higher than the nearer months, the Fund will incur a cost to roll the futures contract as the sale of the near-term contract would be at a lower price than the longer-term contract. The difference in the price of the near and distant contracts determines the extent to which the Fund will incur additional costs related to rolling its contracts.

The Subsidiary will also hold cash and cash equivalents such as treasury securities as collateral for the Fund’s futures contract and total return swap investments.

It is expected that approximately 80%-90% of the Fund’s assets will be invested in the Bond Component and approximately 10% - 20% will be invested in the Gold Hedge Component (including cash and cash equivalents held as collateral). Futures contracts and total return swaps do not require up-front payments equal to the economic exposure represented by such instruments, which enables the Fund to obtain approximately 100% exposure to the Bond Component, with a corresponding 100% exposure to the Gold Hedge Component. There is no guarantee that the price of gold will move as expected relative to the U.S. dollar, nor is there any guarantee that gold will act as an effective inflation hedge. The Fund’s investment in gold futures contracts could cause the Fund to underperform an unhedged investment grade corporate bond index strategy. The Fund’s 100% exposure to each Component could lead to significant losses if the prices of gold and investment grade corporate bonds decline at the same time.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of the Fund’s total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in gold futures contracts and total return swaps. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is SSGBI Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Advisor.

Distribution Policy: In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a specific target rate to be determined at the discretion of management. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.

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However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and the value of the Fund and your investment.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to keep the federal funds rate at a historically low level. Any future interest rate increases could cause the value of the Fund to decrease to the extent that it invests in fixed income securities.

Commodity Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to Fund shareholders as ordinary income. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

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Concentration Risk. Because the Fund concentrates its investments in a sector, industry or group of industries, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such sector, industry or group of industries than a fund that invests its assets more broadly.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

o	Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.
o	Total Return Swap Risk. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk, liquidity risk and pricing risk.

Distribution Policy Risk. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e.,

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from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets.

ETF Structure Risk. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

o   Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

o   Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o   Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading
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day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Financial Sector Concentration. The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities, whether held directly or through futures contracts, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers maybe less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. The departure of the United Kingdom and the potential departure of additional countries from the European Union may have significant political and financial consequences on global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.

Gold Risk. The price of gold may be affected by several factors, including the global gold supply and demand and investors’ expectations with respect to the rate of inflation. Developments affecting the value of gold may have a significant impact on the Fund. Gold markets have been and will likely continue to be subject to sharp price fluctuations, which may lead to significant price fluctuations in the shares of the Fund. In addition, it is possible that a shareholder may not realize his or her investment because the gold markets have historically experienced extended periods of flat or declining prices, in addition to sharp fluctuations. There is no assurance that gold will maintain its long-term value in terms of purchasing power in the future.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. There is no guarantee that the price of gold will move as expected relative to the U.S. dollar, nor is there any guarantee that gold will act as an effective inflation hedge. The Fund's gold hedge is expected to cause the Fund to be more volatile than a non-hedged portfolio of bonds. The

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Fund’s 100% exposures to each of the Bond Component and the Gold Hedge Component could lead to significant losses if the prices of gold and investment grade corporate bonds decline at the same time.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Index-Related Risk. There is no assurance that the Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Index will be in line with the described index methodology. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s Shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole..

LIBOR Risk. The Fund has exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign

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economic growth rates and market conditions, interest rate levels and political events may adversely affect the securities markets. The impacts of the novel coronavirus known as COVID-19 on the global economy has resulted, and may continue to result, in prolonged periods of heightened volatility with respect to inflation, the value of global currencies, including the U.S. dollar, and the value of gold, each of which may adversely affect the performance of the Fund. Further, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Advisor or other service providers are unavailable due to quarantines and restrictions on travel. As a result, the risk environment remains elevated. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

New Fund Risk. The Fund is a new fund with no history of operations as an ETF for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the Index.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC.

Rule 144A Securities Risk. The Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A securities are restricted securities that are not publicly traded and may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets that are typically less active than the market for publicly-traded securities. As a result, Rule 144A securities may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Sampling Risk. The sampling approach could result in the Fund holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV or market price than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. In particular, certain regulatory or contractual requirements applicable to the Fund’s use of derivatives could prevent the Fund from being able to effectively apply its representative strategy, which could result in increased index tracking error because the Index is not subject to the same regulatory or contractual requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. This risk may be heightened during times of increased market

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volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government which could affect the Fund’s ability to recover should they default.

Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

Performance:

Because the Fund is a new fund, it has no performance history. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Ashley have served the Fund in this capacity since it commenced operations in May 2021.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Cboe BZX Exchange, Inc (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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